UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2022 (August 12, 2022)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced and reported in the Current Report on Form 8-K (“Original Filing”) filed by L.B. Foster Company (“Company”) on August 12, 2022, the Company completed the acquisition of VanHooseCo Precast, LLC (“VanHooseCo”) and amended its credit agreement on August 12, 2022.

This Current Report on Form 8-K/A, Amendment No. 1, is being filed to amend the Original Filing. This Amendment No. 1 files copies of the asset purchase agreement of the Company and VanHooseCo (“Agreement”) and the amendment to its credit facility herewith as Exhibits 2.1 and 10.2, respectively, which were not included in the initial Current Report on Form 8-K filed on August 12, 2022.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Financial statements required by this Item of the Original Filing with respect to the Transaction described in Item 2.01 of the Original Filing are not being filed with this Current Report on Form 8-K/A. Such financial statements will be filed by amendment to the Original Filing no later than 71 calendar days after the date on which the Original Filing was required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

Pro forma financial information required by this Item of the Original Filing with respect to the Transaction described in Item 2.01 of the Original Filing are not being filed with this Current Report on Form 8-K/A. Such pro forma financial information will be filed by amendment to the Original Filing no later than 71 calendar days after the date on which the Original Filing was required to be filed pursuant to Item 2.01.

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
*2.1
Asset Purchase Agreement dated August 12, 2022 between VanHooseCo Precast, LLC and CXT Incorporated. Exhibits to the Agreement identified in the Table of Contents to the Agreement and the following schedules are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request:
Schedule 2.01(a) Related Party Receivables
Schedule 2.01(c) Assigned Contracts
Schedule 2.01(h) Prepaids
Schedule 2.02(d) Excluded Contracts
Schedule 2.02(i) Excluded Assets
Schedule 2.06(a)(i) Current Assets; Current Liabilities; GAAP Modifications and Limitations
Schedule 3.02(a)(x) Assigned Contract Required Consent
Schedule 4.01 Organization and Qualification of Seller
Schedule 4.03 No Conflicts; Consents
Schedule 4.04 Financial Statements
Schedule 4.06 Absence of Certain Changes, Events and Conditions
Schedule 4.07(a) Material Contracts
Schedule 4.08 Title to Purchased Assets
Schedule 4.10(a) Owned Real Property and Principal-Owned Real Property
Schedule 4.10(a)(i) Encumbrances Owned Real Property and Principal-Owned Real Property
Schedule 4.10(a)(ii) Right to Use or Occupy Owned Real Property and Principal-Owned Real Property
Schedule 4.10(b) Leased Real Property
Schedule 4.11(a) Intellectual Property Registrations and Intellectual Property Assets
Schedule 4.11(c) Intellectual Property Licenses
Schedule 4.11(e) Outbound Intellectual Property Licenses
Schedule 4.13 Accounts Receivable
Schedule 4.14(a) Material Customers
Schedule 4.14(b) Material Suppliers
Schedule 4.15(a) Insurance Policies
Schedule 4.15(b) Insurance Claims
Schedule 4.17(b) Permits
Schedule 4.18(b) Environmental Permits
Schedule 4.18(e) Storage Tanks
Schedule 4.18(f) Hazardous Materials Facilities
Schedule 4.19(a) Benefit Plans
Schedule 4.19(f) Post-Employment Benefits
Schedule 4.19(g) Benefit Plan Related Actions
Schedule 4.20(a) Employees, Consultants and Contractors
Schedule 4.22 Brokers (Seller or Principals)
Schedule 5.04 Brokers (Buyer)
Schedule 6.01 Offered Employees

10.1
Fourth Amended and Restated Credit Agreement dated August 13, 2021, between Registrant and PNC Bank, Citizens Bank, N.A., Wells Fargo Bank, National Association, Bank of America, N.A., and BMO Harris Bank, National Association is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, File No. 0-10436, filed on August 16, 2021.

*10.2
Second Amendment dated August 12, 2022 to the Fourth Amended and Restated Credit Agreement dated August 13, 2021, between Registrant and PNC Bank, Citizens Bank, N.A., Wells Fargo Bank, National Association, Bank of America, N.A., and BMO Harris Bank, National Association. Exhibits to the Second Amendment are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press release dated August 12, 2022 is incorporated herein by reference to that Current Report on Form 8-K, filed on August 12, 2022.

*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	August 18, 2022	/s/ William M. Thalman
William M. Thalman
Senior Vice President and
Chief Financial Officer